UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22041

                               The 787 Fund, Inc.
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                         GABELLI ENTERPRISE MERGERS AND
                                ACQUISITIONS FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.

     Enclosed are the audited financial statements and the investment portfolio as of October 31, 2008 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION (UNAUDITED)

     Within the last 100 years the U.S. has survived two world wars, inflation, and a depression. The stock market events of this year were the equivalent of an
8.1 on the Richter scale and will rank high on the list of catastrophic U.S. events. We have witnessed a seismic shift in the financial landscape as Bear Stearns, Fannie Mae, Freddie Mac, AIG, and Lehman fell, Merrill Lynch, Wachovia, and Washington Mutual are or will be sold, and Morgan Stanley and Goldman Sachs registered as bank holding companies. For the first time in recent history, a money market fund "broke the buck".

     Within this framework, strategic merger and acquisition activity remained solid throughout the year, and deal spreads were the most attractive we have seen in a decade. Among the market volatility, consolidation swept across the financial sector and falling stock prices made acquisitions more attractive. Other active groups for mergers were industrials and high technology.

     We earned attractive spreads in high quality deals such as ChoicePoint which was acquired by Reed Elsevier and Safeco which was acquired by Liberty Mutual Group. One of our best performers, CSK Auto agreed to be acquired by auto parts retailer O'Reilly Automotive (0.7% of net assets as of October 31, 2008). Another of our best performers was Alpharma (1.3%), which agreed to be acquired by King Pharmaceutical after the latter increased its purchase price from $33 to $37 per share in cash.

     The pre-announced portion of the portfolio declined along with the sharp drop in all stock indices. Particularly poor performers were consumer names, as the U.S. consumer suffered the pain of a recession. Broadcasting, media, and newspaper holdings declined as a weak economy for the consumer translates into lower advertising dollars. The risk aversion, unwinding of leverage, and forced selling as hedge funds and banks looked for liquidity also caused a short-term dislocation in announced arb deals resulting in higher spreads. While this is a positive going forward, it had a short-term negative impact on performance.

                                        Sincerely yours,


                                        /s/ Bruce N. Alpert
                                        Bruce N. Alpert
December 24, 2008                       President

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
      THE GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND CLASS A SHARES,
                              AND THE S&P 500 INDEX

                               (PERFORMANCE GRAPH)

                Gabelli
             Enterprise &   S&P 500
             Mergers Fund    Index
             ------------   -------
 2/28/2001       10000       10000
10/31/2001        9830        8621
10/31/2002        9676        7319
10/31/2003       11100        8841
10/31/2004       11632        9673
10/31/2005       12419       10516
10/31/2006       14245       12234
10/31/2007       14998       14017
10/31/2008       10625        8960

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMPARATIVE RESULTS

               AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 2008 (a)

                                                                                              Since
                                                  Year to                                   Inception
                                       Quarter      Date     1 Year     3 Year    5 Year    (2/28/01)
                                       -------    -------    ------     ------    ------    ---------
GABELLI ENTERPRISE MERGERS AND
   ACQUISITIONS FUND CLASS A .......   (20.55)%   (25.34)%   (29.16)%   (3.50)%    0.11%      1.44%
                                       (24.32)(b) (28.89)(b) (32.52)(b) (5.05)(b) (0.86)(b)   0.80(b)
S&P 500 Index ......................   (23.10)    (32.83)    (36.08)    (5.21)     0.26      (1.43)
Class B ............................   (20.63)    (25.66)    (29.53)    (4.02)    (0.45)      0.88
                                       (24.60)(c) (29.38)(c) (33.05)(c) (4.99)(c) (0.85)(c)   0.88
Class C ............................   (20.70)    (25.68)    (29.55)    (4.03)    (0.45)      0.88
                                       (21.50)(d) (26.43)(d) (30.25)(d) (4.03)    (0.45)      0.88
Class Y ............................   (20.52)    (25.11)    (28.88)    (3.09)     0.55       1.89

IN THE CURRENT PROSPECTUS, THE FUND'S EXPENSE RATIOS ARE 1.70%, 2.25%, 2.25%, AND 1.25% FOR THE CLASS A, B, C, AND Y SHARES, RESPECTIVELY. CLASS Y SHARES HAVE NO SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A, B, AND C SHARES IS 4.75%, 5.00%, AND 1.00%, RESPECTIVELY.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN EXPENSES OF THE FUND HAD NOT BEEN WAIVED OR REIMBURSED FROM MARCH 11, 2008. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 4.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS B SHARES UPON REDEMPTION AT THE END OF THE QUARTER, YEAR TO DATE, ONE YEAR, THREE YEAR, AND FIVE YEAR PERIODS OF 5%, 5%, 5%, 3%, AND 2%, RESPECTIVELY, OF THE FUND'S NET ASSET VALUE ("NAV") PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.

(d) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS C SHARES AT THE END OF THE QUARTER, YEAR TO DATE, AND ONE YEAR PERIODS OF 1% OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from May 1, 2008 through October 31, 2008

                                                                   EXPENSE TABLE

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2008.

                         Beginning     Ending                Expenses
                          Account     Account    Annualize     Paid
                           Value       Value      Expense     During
                          05/01/08    10/31/08     Ratio      Period*
                         ---------   ---------   ---------   --------
GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
ACTUAL FUND RETURN
Class A                  $1,000.00   $  770.50     2.02%      $ 8.99
Class B                  $1,000.00   $  768.90     2.51%      $11.16
Class C                  $1,000.00   $  768.90     2.54%      $11.29
Class Y                  $1,000.00   $  772.00     1.57%      $ 6.99
HYPOTHETICAL 5% RETURN
Class A                  $1,000.00   $1,014.98     2.02%      $10.23
Class B                  $1,000.00   $1,012.52     2.51%      $12.70
Class C                  $1,000.00   $1,012.37     2.54%      $12.85
Class Y                  $1,000.00   $1,017.24     1.57%      $ 7.96

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2008:

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

Consumer Staples ..................................    15.1%
Consumer Discretionary ............................    14.1%
Financials ........................................    12.5%
Materials .........................................    11.5%
Utilities .........................................    11.5%
Industrials .......................................     8.1%
U.S. Government Obligations .......................     7.0%
Information Technology ............................     6.7%
Health Care .......................................     6.1%
Telecommunication Services ........................     4.2%
Energy ............................................     1.0%
Special Purpose Entity ............................     0.0%
Other Assets and Liabilities (Net) ................     2.2%
                                                      -----
                                                      100.0%
                                                      =====

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED JULY 31, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2008

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
              COMMON STOCKS -- 90.8%
              CONSUMER STAPLES -- 15.1%
              BEVERAGES -- 5.6%
    155,000   Anheuser-Busch Cos Inc. .........................   $ 10,419,154   $  9,614,650
    130,000   Dr. Pepper Snapple Group Inc.+ ..................      5,994,281      2,977,000
                                                                  ------------   ------------
                                                                    16,413,435     12,591,650
                                                                  ------------   ------------
              FOOD AND STAPLES RETAILING -- 0.8%
      8,000   Spartan Stores Inc. .............................         55,995        215,920
     25,000   SUPERVALU Inc. ..................................        677,741        356,000
     50,000   The Great Atlantic & Pacific Tea Co. Inc.+ ......      1,321,321        413,500
     16,000   Village Super Market Inc., Cl. A ................        731,026        786,240
                                                                  ------------   ------------
                                                                     2,786,083      1,771,660
                                                                  ------------   ------------
              FOOD PRODUCTS -- 7.3%
    200,000   Cadbury plc, ADR ................................      9,242,518      7,396,000
     27,000   Campbell Soup Co. ...............................        862,878      1,024,650
      3,000   Flowers Foods Inc. ..............................         16,004         88,950
     60,000   Groupe Danone, ADR ..............................        636,690        672,000
    440,000   Sara Lee Corp. ..................................      7,550,557      4,919,200
     36,000   The Hershey Co. .................................      1,404,489      1,340,640
     41,000   Tootsie Roll Industries Inc. ....................      1,025,279      1,019,670
                                                                  ------------   ------------
                                                                    20,738,415     16,461,110
                                                                  ------------   ------------
              PERSONAL PRODUCTS -- 0.8%
     70,000   Alberto-Culver Co. ..............................      2,240,379      1,801,100
                                                                  ------------   ------------
              TOBACCO -- 0.6%
     20,000   UST Inc. ........................................      1,356,260      1,351,800
                                                                  ------------   ------------
              TOTAL CONSUMER STAPLES ..........................     43,534,572     33,977,320
                                                                  ------------   ------------
              CONSUMER DISCRETIONARY -- 14.1%
              AUTO COMPONENTS -- 0.6%
     12,000   BERU AG .........................................      1,062,518      1,117,271
     15,000   Modine Manufacturing Co. ........................        291,863        111,000
      2,000   Tenneco Inc.+ ...................................          6,300          9,820
                                                                  ------------   ------------
                                                                     1,360,681      1,238,091
                                                                  ------------   ------------
              AUTOMOBILES -- 0.1%
     55,000   General Motors Corp. ............................      1,092,345        317,900
                                                                  ------------   ------------
              DIVERSIFIED CONSUMER SERVICES -- 0.6%
      8,000   Career Education Corp.+ .........................        142,768        126,480
     80,000   Corinthian Colleges Inc.+ .......................        648,700      1,142,400
                                                                  ------------   ------------
                                                                       791,468      1,268,880
                                                                  ------------   ------------
              HOTELS, RESTAURANTS, AND LEISURE -- 2.3%
     90,000   Boyd Gaming Corp. ...............................      3,065,909        612,000
     42,000   Churchill Downs Inc. ............................      1,644,379      1,595,160
    100,000   Dover Motorsports Inc. ..........................        629,171        214,000
     45,000   Gaylord Entertainment Co.+ ......................      1,268,215        963,450

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
      4,800   Interval Leisure Group Inc.+ ....................   $    105,234   $     34,848
    200,000   Ladbrokes plc ...................................      2,159,933        507,749
     73,000   MGM Mirage+ .....................................      4,556,403      1,201,580
                                                                  ------------   ------------
                                                                    13,429,244      5,128,787
                                                                  ------------   ------------
              HOUSEHOLD DURABLES -- 0.9%
     10,000   Fortune Brands Inc. .............................        711,439        381,400
     64,000   Harman International Industries Inc. ............      4,487,694      1,175,680
      7,400   Nobility Homes Inc. .............................        163,265         86,506
     18,000   Skyline Corp. ...................................        639,538        389,160
                                                                  ------------   ------------
                                                                     6,001,936      2,032,746
                                                                  ------------   ------------
              LEISURE EQUIPMENT AND PRODUCTS -- 0.1%
    100,000   The Fairchild Corp., Cl. A+ .....................        262,600        250,000
                                                                  ------------   ------------
              MEDIA -- 8.1%
     60,000   Acme Communications Inc.+ .......................        367,863         30,000
      1,600   Ascent Media Corp., Cl. A+ ......................         45,562         40,464
    395,000   Cablevision Systems Corp., Cl. A ................      8,909,473      7,003,350
     40,000   CBS Corp., Cl. A ................................        992,047        393,200
    110,000   Clear Channel Outdoor Holdings Inc., Cl. A+ .....      2,344,119        686,400
    100,000   Crown Media Holdings Inc., Cl. A+ ...............        740,650        311,000
     16,000   Discovery Communications Inc., Cl. A+ ...........        241,478        218,240
     16,000   Discovery Communications Inc., Cl. C+ ...........        168,579        213,120
      5,000   DISH Network Corp., Cl. A+ ......................        145,900         78,700
    110,000   Emmis Communications Corp., Cl. A+ ..............      1,100,136         71,500
     88,000   Fisher Communications Inc. ......................      3,852,886      3,247,200
        254   Granite Broadcasting Corp.+ .....................              0          1,778
     36,000   Gray Television Inc. ............................        330,808         19,800
      4,000   Interactive Data Corp. ..........................         54,960         94,320
     35,000   Liberty Media Corp. - Capital, Cl. A+ ...........        417,243        238,350
    150,000   Liberty Media Corp. - Entertainment, Cl. A+ .....      2,773,957      2,415,000
    610,000   LIN TV Corp., Cl. A+ ............................     10,000,174      1,043,100
     38,000   Media General Inc., Cl. A .......................      1,183,266        289,940
     10,000   PRIMEDIA Inc. ...................................        103,757         12,500
     70,000   Salem Communications Corp., Cl. A+ ..............        633,634         73,500
     30,000   Shaw Communications Inc., Cl. B .................        397,746        534,000
     60,000   Sinclair Broadcast Group Inc., Cl. A ............        510,515        193,800
     24,000   Vivendi .........................................        626,182        624,173
     20,000   Warner Music Group Corp. ........................        118,707         82,800

                 See accompanying notes to financial statements.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- OCTOBER 31, 2008

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
              COMMON STOCKS (CONTINUED)
              CONSUMER DISCRETIONARY (CONTINUED)
              MEDIA (CONTINUED)
     75,000   Young Broadcasting Inc., Cl. A+ .................   $    122,209   $      4,590
     68,000   Zon Multimedia Servicos de Telecomunicacoes e
              Multimedia SGPS SA ..............................      1,129,555        346,591
                                                                  ------------   ------------
                                                                    37,311,406     18,267,416
                                                                  ------------   ------------
              MULTILINE RETAIL -- 0.0%
      3,000   Saks Inc.+ ......................................         51,520         18,000
                                                                  ------------   ------------
              SPECIALTY RETAIL -- 1.4%
     90,000   Midas Inc.+ .....................................      1,573,767      1,172,700
     60,000   O'Reilly Automotive Inc.+ .......................      1,360,547      1,626,600
     50,000   Pier 1 Imports Inc.+ ............................        386,953         69,000
     70,000   Sally Beauty Holdings Inc.+ .....................        636,958        355,600
                                                                  ------------   ------------
                                                                     3,958,225      3,223,900
                                                                  ------------   ------------
              TEXTILES, APPAREL, AND LUXURY GOODS -- 0.0%
     10,000   Heelys Inc.+ ....................................         52,292         35,100
                                                                  ------------   ------------
              TOTAL CONSUMER DISCRETIONARY ....................     64,311,717     31,780,820
                                                                  ------------   ------------
              FINANCIALS -- 12.5%
              CAPITAL MARKETS -- 2.7%
     68,000   BKF Capital Group Inc. ..........................        460,384         71,400
      6,000   Deutsche Bank AG ................................        433,254        227,880
    295,000   SWS Group Inc. ..................................      4,384,958      5,475,200
      8,000   The Bank of New York Mellon Corp. ...............        227,281        260,800
                                                                  ------------   ------------
                                                                     5,505,877      6,035,280
                                                                  ------------   ------------
              COMMERCIAL BANKS -- 1.8%
     40,000   PNC Financial Services Group Inc. ...............      2,823,136      2,666,800
     60,000   Wachovia Corp. ..................................      1,992,322        384,600
     27,000   Wells Fargo & Co. ...............................        798,603        919,350
                                                                  ------------   ------------
                                                                     5,614,061      3,970,750
                                                                  ------------   ------------
              CONSUMER FINANCE -- 1.7%
     10,000   American Express Co. ............................        471,629        275,000
    325,000   SLM Corp.+ ......................................      8,724,868      3,467,750
                                                                  ------------   ------------
                                                                     9,196,497      3,742,750
                                                                  ------------   ------------
              INSURANCE -- 4.4%
      3,000   Argo Group International Holdings Ltd.+ .........         80,520         95,700
     98,700   CNA Surety Corp.+ ...............................      1,442,131      1,366,995
     90,000   Nationwide Financial Services Inc., Cl. A .......      4,652,683      4,257,900

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
     70,000   Philadelphia Consolidated Holding Co.+ ..........   $  4,147,300   $  4,094,300
      6,420   Willis Group Holdings Ltd. ......................        185,410        168,461
                                                                  ------------   ------------
                                                                    10,508,044      9,983,356
                                                                  ------------   ------------
              THRIFT AND MORTGAGE FINANCE -- 1.9%
     60,000   Flushing Financial Corp. ........................      1,073,827        933,000
     48,000   New York Community Bancorp Inc. .................        883,409        751,680
     90,000   NewAlliance Bancshares Inc. .....................      1,287,106      1,242,000
    500,000   Sovereign Bancorp Inc. ..........................      6,575,825      1,450,000
        800   Tree.com Inc.+ ..................................          7,016          2,168
                                                                  ------------   ------------
                                                                     9,827,183      4,378,848
                                                                  ------------   ------------
              TOTAL FINANCIALS ................................     40,651,662     28,110,984
                                                                  ------------   ------------
              MATERIALS -- 11.5%
              CHEMICALS -- 7.2%
      1,000   Ashland Inc. ....................................         47,317         22,590
     20,000   Ciba Holding AG .................................        867,723        831,250
     95,000   Ferro Corp. .....................................      1,780,331      1,470,600
    100,000   Hercules Inc. ...................................      1,309,336      1,681,000
    140,000   Rohm & Haas Co. .................................     10,469,110      9,849,000
     95,000   Sensient Technologies Corp. .....................      1,999,485      2,396,850
                                                                  ------------   ------------
                                                                    16,473,302     16,251,290
                                                                  ------------   ------------
              CONTAINERS AND PACKAGING -- 2.7%
     10,000   Greif Inc., Cl. B ...............................        551,599        335,900
    540,000   Myers Industries Inc. ...........................     11,623,582      5,707,800
                                                                  ------------   ------------
                                                                    12,175,181      6,043,700
                                                                  ------------   ------------
              METALS AND MINING -- 1.6%
    152,000   Alcoa Inc. ......................................      6,132,207      1,749,520
     68,000   Barrick Gold Corp. ..............................      2,030,480      1,544,960
        600   Eramet ..........................................         68,839        120,063
     25,000   Gold Fields Ltd., ADR ...........................        318,347        166,250
      1,000   Lonmin plc ......................................         51,685         18,459
        294   Teck Cominco Ltd., Cl. B ........................         21,906          2,884
                                                                  ------------   ------------
                                                                     8,623,464      3,602,136
                                                                  ------------   ------------
              TOTAL MATERIALS .................................     37,271,947     25,897,126
                                                                  ------------   ------------
              UTILITIES -- 11.5%
              ELECTRIC UTILITIES -- 5.2%
     50,000   DPL Inc. ........................................      1,214,757      1,140,500
    100,000   Endesa SA .......................................      4,693,744      3,295,989
    327,848   Great Plains Energy Inc. ........................      8,589,618      6,373,365
     36,000   Northeast Utilities .............................        600,012        812,160
                                                                  ------------   ------------
                                                                    15,098,131     11,622,014
                                                                  ------------   ------------
              GAS UTILITIES -- 0.3%
     30,000   Southwest Gas Corp. .............................        682,699        783,600
                                                                  ------------   ------------

                 See accompanying notes to financial statements.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- OCTOBER 31, 2008

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES (CONTINUED)
              INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS -- 0.7%
      2,032   Mirant Corp.+ ...................................   $      6,369   $     35,601
     70,000   NRG Energy Inc.+ ................................      1,697,399      1,627,500
                                                                  ------------   ------------
                                                                     1,703,768      1,663,101
                                                                  ------------   ------------
              MULTI-UTILITIES -- 5.3%
     25,600   CH Energy Group Inc. ............................      1,086,795      1,055,488
      2,000   Integrys Energy Group Inc. ......................         94,427         95,340
    236,000   NorthWestern Corp. ..............................      7,527,000      4,611,440
     27,000   NSTAR ...........................................        669,191        892,350
    220,000   Puget Energy Inc. ...............................      6,026,217      5,154,600
     60,000   Suez SA, Strips+ (a) ............................            702            765
                                                                  ------------   ------------
                                                                    15,404,332     11,809,983
                                                                  ------------   ------------
              TOTAL UTILITIES .................................     32,888,930     25,878,698
                                                                  ------------   ------------
              INDUSTRIALS -- 8.1%
              AEROSPACE AND DEFENSE -- 1.9%
    297,900   Herley Industries Inc.+ .........................      4,545,590      3,962,070
      5,000   Honeywell International Inc. ....................        193,466        152,250
      4,500   Safran SA .......................................         83,831         56,781
                                                                  ------------   ------------
                                                                     4,822,887      4,171,101
                                                                  ------------   ------------
              BUILDING PRODUCTS -- 1.2%
    314,643   Griffon Corp.+ ..................................      3,917,726      2,655,587
                                                                  ------------   ------------
              COMMERCIAL SERVICES AND SUPPLIES -- 0.5%
     10,000   IKON Office Solutions Inc. ......................        170,103        172,300
     38,000   Republic Services Inc. ..........................        675,243        900,600
      6,000   Rollins Inc. ....................................         27,054        105,420
      2,000   School Specialty Inc.+ ..........................         64,869         42,000
                                                                  ------------   ------------
                                                                       937,269      1,220,320
                                                                  ------------   ------------
              ELECTRICAL EQUIPMENT -- 0.7%
     30,000   Belden Inc. .....................................        533,641        625,200
        800   REpower Systems AG+ .............................        115,056        108,531
     75,800   SL Industries Inc.+ .............................        979,756        803,480
      5,000   Thomas & Betts Corp.+ ...........................         76,465        118,750
                                                                  ------------   ------------
                                                                     1,704,918      1,655,961
                                                                  ------------   ------------
              INDUSTRIAL CONGLOMERATES -- 0.5%
     45,000   Tyco International Ltd. .........................        113,317      1,137,600
                                                                  ------------   ------------
              MACHINERY -- 1.8%
      6,000   Ampco-Pittsburgh Corp. ..........................         79,007        141,840
     59,700   Baldwin Technology Co. Inc., Cl. A+ .............        174,462        118,206
      5,000   CIRCOR International Inc. .......................         68,463        153,250
     48,000   Crane Co. .......................................      1,963,030        785,760
     60,000   Navistar International Corp.+ ...................      1,469,311      1,807,200
     40,000   Tennant Co. .....................................        851,053      1,003,600
                                                                  ------------   ------------
                                                                     4,605,326      4,009,856
                                                                  ------------   ------------

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
              TRADING COMPANIES AND DISTRIBUTORS -- 1.5%
     32,000   GATX Corp. ......................................   $  1,098,826   $    913,600
     95,000   Kaman Corp. .....................................      1,860,108      2,425,350
                                                                  ------------   ------------
                                                                     2,958,934      3,338,950
                                                                  ------------   ------------
              TOTAL INDUSTRIALS ...............................     19,060,377     18,189,375
                                                                  ------------   ------------
              INFORMATION TECHNOLOGY -- 6.7%
              COMMUNICATIONS EQUIPMENT -- 0.4%
     60,000   Foundry Networks Inc.+ ..........................      1,060,230        891,000
                                                                  ------------   ------------
              COMPUTERS AND PERIPHERALS -- 2.0%
    115,000   Diebold Inc. ....................................      4,419,111      3,417,800
     80,000   Intermec Inc.+ ..................................      1,854,950      1,037,600
     14,000   SanDisk Corp.+ ..................................        211,432        124,460
                                                                  ------------   ------------
                                                                     6,485,493      4,579,860
                                                                  ------------   ------------
              ELECTRICAL EQUIPMENT AND INSTRUMENTS -- 0.9%
     22,000   Park Electrochemical Corp. ......................        609,402        475,640
     75,000   Tyco Electronics Ltd. ...........................      3,891,201      1,458,000
        500   Zones Inc.+ .....................................          4,143          4,055
                                                                  ------------   ------------
                                                                     4,504,746      1,937,695
                                                                  ------------   ------------
              INTERNET SOFTWARE AND SERVICES -- 2.1%
     12,000   IAC/InterActiveCorp.+ ...........................        329,733        201,120
    350,000   Yahoo! Inc.+ ....................................      9,872,581      4,487,000
                                                                  ------------   ------------
                                                                    10,202,314      4,688,120
                                                                  ------------   ------------
              IT SERVICES -- 0.0%
      1,500   Affiliated Computer Services Inc., Cl. A+ .......         63,455         61,500
                                                                  ------------   ------------
              SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.1%
      6,000   International Rectifier Corp.+ ..................        111,351         92,640
     50,000   MoSys Inc.+ .....................................        271,153        190,000
                                                                  ------------   ------------
                                                                       382,504        282,640
                                                                  ------------   ------------
              SOFTWARE -- 1.2%
     30,000   Borland Software Corp.+ .........................        203,053         45,000
        300   Captaris Inc.+ ..................................          1,396          1,428
     32,000   FalconStor Software Inc.+ .......................        235,014         96,320
      2,830   GSE Systems Inc.+ ...............................          3,254         16,980
      1,000   i2 Technologies Inc.+ ...........................         14,386         14,250
     22,000   Mentor Graphics Corp.+ ..........................        327,568        161,480
     20,200   NDS Group plc, ADR+ .............................      1,199,485        963,338
      1,000   Secure Computing Corp.+ .........................          5,590          5,660
    108,800   Take-Two Interactive Software Inc. ..............      2,712,414      1,290,368
                                                                  ------------   ------------
                                                                     4,702,160      2,594,824
                                                                  ------------   ------------
              TOTAL INFORMATION TECHNOLOGY ....................     27,400,902     15,035,639
                                                                  ------------   ------------

                 See accompanying notes to financial statements.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- OCTOBER 31, 2008

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE -- 6.1%
              BIOTECHNOLOGY -- 1.7%
     11,000   Biogen Idec Inc.+ ...............................   $    607,290   $    468,050
     38,000   Genentech Inc.+ .................................      3,583,654      3,151,720
      4,800   ImClone Systems Inc.+ ...........................        319,669        330,048
                                                                  ------------   ------------
                                                                     4,510,613      3,949,818
                                                                  ------------   ------------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.8%
    103,000   Advanced Medical Optics Inc.+ ...................      2,882,345        635,510
     75,000   ArthroCare Corp.+ ...............................      3,024,279      1,558,500
     20,000   CONMED Corp.+ ...................................        402,194        524,000
      1,000   CryoCath Technologies Inc.+ .....................          8,243          7,210
        500   Datascope Corp. .................................         25,760         25,085
     15,000   Exactech Inc.+ ..................................        202,426        303,000
     15,000   ICU Medical Inc.+ ...............................        350,555        480,450
      1,000   Inverness Medical Innovations Inc.+ .............         16,696         19,150
      5,000   Kensey Nash Corp.+ ..............................        118,549        126,950
      7,000   Orthofix International NV+ ......................        215,089         94,850
     13,000   Osteotech Inc.+ .................................         61,770         41,470
    105,000   RTI Biologics Inc.+ .............................        874,442        320,250
      2,000   Young Innovations Inc. ..........................         56,248         34,000
                                                                  ------------   ------------
                                                                     8,238,596      4,170,425
                                                                  ------------   ------------
              HEALTH CARE PROVIDERS AND SERVICES -- 0.0%
      2,000   Chemed Corp. ....................................         60,956         87,580
                                                                  ------------   ------------
              HEALTH CARE TECHNOLOGY -- 0.4%
    130,000   AMICAS Inc.+ ....................................        419,769        240,500
     40,000   IMS Health Inc. .................................        985,605        573,600
                                                                  ------------   ------------
                                                                     1,405,374        814,100
                                                                  ------------   ------------
              LIFE SCIENCES TOOLS AND SERVICES -- 0.1%
      5,000   Applied Biosystems Inc. .........................        168,573        154,150
                                                                  ------------   ------------
              PHARMACEUTICALS -- 2.1%
     32,000   Allergan Inc. ...................................      1,838,256      1,269,440
     90,000   Alpharma Inc., Cl. A+ ...........................      2,681,278      2,817,900
     15,000   Bristol-Myers Squibb Co. ........................        333,850        308,250
      5,000   Taro Pharmaceutical Industries Ltd.+ ............         37,350         36,500
      8,000   UCB SA ..........................................        284,570        201,991
                                                                  ------------   ------------
                                                                     5,175,304      4,634,081
                                                                  ------------   ------------
              TOTAL HEALTH CARE ...............................     19,559,416     13,810,154
                                                                  ------------   ------------

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
              TELECOMMUNICATION SERVICES -- 4.2%
              DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.5%
    420,200   Asia Satellite Telecommunications
                 Holdings Ltd. ................................   $    926,592   $    466,283
    500,000   Cincinnati Bell Inc.+ ...........................      2,310,801      1,195,000
     40,000   D&E Communications Inc. .........................        385,627        280,000
    200,000   Portugal Telecom SGPS SA ........................      2,418,762      1,311,003
                                                                  ------------   ------------
                                                                     6,041,782      3,252,286
                                                                  ------------   ------------
              WIRELESS TELECOMMUNICATIONS SERVICES -- 2.7%
     30,000   Centennial Communications Corp.+ ................        244,597        106,800
     15,000   Millicom International Cellular SA ..............      1,005,850        600,000
     10,000   Rogers Communications Inc., Cl. B ...............         30,101        290,900
    430,000   Sprint Nextel Corp. .............................      6,625,472      1,345,900
    100,000   United States Cellular Corp.+ ...................      4,746,006      3,831,000
                                                                  ------------   ------------
                                                                    12,652,026      6,174,600
                                                                  ------------   ------------
              TOTAL TELECOMMUNICATION SERVICES ................     18,693,808      9,426,886
                                                                  ------------   ------------
              ENERGY -- 1.0%
              ENERGY EQUIPMENT AND SERVICES -- 0.4%
      5,000   Rowan Companies Inc. ............................        176,872         90,700
     70,000   RPC Inc. ........................................        588,162        741,300
                                                                  ------------   ------------
                                                                       765,034        832,000
                                                                  ------------   ------------
              OIL, GAS, AND CONSUMABLE FUELS -- 0.6%
      5,500   Alpha Natural Resources Inc.+ ...................        449,548        196,735
     18,000   Anadarko Petroleum Corp. ........................        810,332        635,400
      5,000   Devon Energy Corp. ..............................        322,045        404,300
      3,800   First Calgary Petroleums Ltd.+ ..................         12,406         10,972
    150,000   WesternZagros Resources Ltd.+ ...................        440,446         92,093
                                                                  ------------   ------------
                                                                     2,034,777      1,339,500
                                                                  ------------   ------------
              TOTAL ENERGY ....................................      2,799,811      2,171,500
                                                                  ------------   ------------
              TOTAL COMMON STOCKS .............................    306,173,142    204,278,502
                                                                  ------------   ------------
              RIGHTS -- 0.0%
              SPECIAL PURPOSE ENTITY -- 0.0%
      6,000   Fresenius Kabi Pharmaceuticals Holding Inc.,
                 CVR+ .........................................              0          6,900
                                                                  ------------   ------------

                 See accompanying notes to financial statements.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- OCTOBER 31, 2008

                                                                                    MARKET
   SHARES                                                             COST           VALUE
-----------                                                       ------------   ------------
              WARRANTS -- 0.0%
              CONSUMER DISCRETIONARY -- 0.0%
              MEDIA -- 0.0%
        636   Granite Broadcasting Corp., Ser. A,
                 expire 06/04/12+ .............................   $          0   $        140
        636   Granite Broadcasting Corp., Ser. B,
                 expire 06/04/12+ .............................              0              6
                                                                  ------------   ------------
                                                                             0            146
                                                                  ------------   ------------
              TOTAL CONSUMER DISCRETIONARY ....................              0            146
                                                                  ------------   ------------
              UTILITIES -- 0.0%
              INDEPENDENT POWER PRODUCERS AND ENERGY
                 TRADERS -- 0.0%
      6,526   Mirant Corp., Ser. A, expire 01/03/11+ ..........          8,798         17,816
                                                                  ------------   ------------
              TOTAL WARRANTS ..................................          8,798         17,962
                                                                  ------------   ------------

 PRINCIPAL
  AMOUNT
-----------
              U.S. GOVERNMENT OBLIGATIONS -- 7.0%
$15,706,000   U.S. Treasury Bills,
                 0.152% to 1.129%++, 12/04/08 to 01/29/09 .....     15,679,068     15,690,083
                                                                  ------------   ------------
              TOTAL INVESTMENTS --  97.8% .....................   $321,861,008    219,993,447
                                                                  ============
              OTHER ASSETS AND LIABILITIES (NET) -- 2.2% ......                     4,907,085
                                                                                 ------------
              NET ASSETS -- 100.0% ............................                  $224,900,532
                                                                                 ============

----------
(a)  Illiquid security.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

CVR  Contingent Value Right

                 See accompanying notes to financial statements.

                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008

ASSETS:
   Investments, at value (cost $321,861,008) ...............   $ 219,993,447
   Cash ....................................................          86,845
   Receivable for investments sold .........................       7,450,000
   Receivable for Fund shares sold .........................          86,107
   Dividends and interest receivable .......................         268,595
   Prepaid expense .........................................          27,450
                                                               -------------
   TOTAL ASSETS ............................................     227,912,444
                                                               -------------
LIABILITIES:
   Payable for Fund shares redeemed ........................       1,228,384
   Payable for investments purchased .......................         753,330
   Payable for investment advisory fees ....................         186,481
   Payable for distribution fees ...........................         118,901
   Payable for shareholder services fees ...................         518,323
   Other accrued expenses ..................................         206,493
                                                               -------------
   TOTAL LIABILITIES .......................................       3,011,912
                                                               -------------
   NET ASSETS applicable to 26,249,822
      shares outstanding ...................................   $ 224,900,532
                                                               =============
NET ASSETS CONSIST OF:
   Paid-in capital, each class at $.001 par value ..........   $ 311,698,472
   Accumulated net investment income .......................               5
   Accumulated net realized gain on investments
      and foreign currency transactions ....................      15,078,895
   Net unrealized depreciation on investments ..............    (101,867,561)
   Net unrealized depreciation on foreign
      currency translations ................................          (9,279)
                                                               -------------
   NET ASSETS ..............................................   $ 224,900,532
                                                               =============
SHARES OF CAPITAL STOCK:
   CLASS A:
   Net Asset Value and redemption price per share
      ($111,249,438 / 12,842,822 shares outstanding;
      200,000,000 shares authorized) .......................   $        8.66
                                                               =============
   Maximum offering price per share (NAV / .9525,
      based on maximum sales charge of 4.75% of
      the offering price) ..................................   $        9.09
                                                               =============
   CLASS B:
   Net Asset Value and offering price per share
      ($22,640,535 / 2,711,509 shares outstanding;
      100,000,000 shares authorized) .......................   $        8.35(a)
                                                               =============
   CLASS C:
   Net Asset Value and offering price per share
      ($62,242,441 / 7,453,917 shares outstanding;
      100,000,000 shares authorized) .......................   $        8.35(a)
                                                               =============
   CLASS Y:
   Net Asset Value, offering, and redemption price
      per share ($28,768,118 / 3,241,574 shares
      outstanding; 100,000,000 shares authorized) ..........   $        8.87
                                                               =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $114,030) ............   $   7,573,071
   Interest ................................................       1,080,330
                                                               -------------
   TOTAL INVESTMENT INCOME .................................       8,653,401
                                                               -------------
EXPENSES:
   Investment advisory fees ................................       3,879,964
   Administrative fees .....................................         112,510
   Distribution fees - Class A .............................         981,037
   Distribution fees - Class B .............................         361,089
   Distribution fees - Class C .............................       1,136,758
   Shareholder services fees ...............................       1,089,720
   Interest expense ........................................         292,465
   Shareholder communications expenses .....................         238,247
   Legal and audit fees ....................................         187,134
   Custodian fees ..........................................          83,680
   Registration expenses ...................................          71,589
   Directors' fees .........................................          60,506
   Miscellaneous expenses ..................................          17,523
                                                               -------------
   TOTAL EXPENSES ..........................................       8,512,222
                                                               -------------
   Less: Fees paid indirectly ..............................         (14,854)
   Custodian fee credits ...................................          (2,387)
                                                               -------------
   NET EXPENSES ............................................       8,494,981
                                                               -------------
   NET INVESTMENT INCOME ...................................         158,420
                                                               -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY:
   Net realized gain on investments ........................      17,892,270
   Net realized loss on foreign currency transactions ......        (623,454)
                                                               -------------
   Net realized gain on investments and foreign currency
      transactions .........................................      17,268,816
                                                               -------------
   Net change in unrealized appreciation/
      (depreciation) on investments ........................    (149,367,372)
   Net change in unrealized appreciation/
      (depreciation) on foreign currency translations ......          55,833
                                                               -------------
   Net change in unrealized appreciation/
      (depreciation) on investments and foreign
      currency translations ................................    (149,311,539)
                                                               -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY ........................................    (132,042,723)
                                                               -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......   $(131,884,303)
                                                               =============

----------
(a)  Redemption price varies based on the length of time held.

                 See accompanying notes to financial statements.

                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED        YEAR ENDED
                                                                                OCTOBER 31, 2008   OCTOBER 31, 2007
                                                                                ----------------   ----------------
OPERATIONS:
   Net investment income ....................................................    $     158,420       $  4,549,306
   Net realized gain on investments and foreign currency transactions .......       17,268,816         45,760,292
   Net change in unrealized appreciation/(depreciation) on investments and
      foreign currency translations .........................................     (149,311,539)        14,372,510
                                                                                 -------------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............     (131,884,303)        64,682,108
                                                                                 -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class A ...............................................................               --         (6,290,690)
      Class B ...............................................................               --           (809,289)
      Class C ...............................................................               --         (2,262,759)
      Class Y ...............................................................               --         (2,144,658)
                                                                                 -------------       ------------
                                                                                            --        (11,507,396)
                                                                                 -------------       ------------
   Net realized gain on investments
      Class A ...............................................................      (23,713,275)       (14,076,432)
      Class B ...............................................................       (3,234,260)        (2,553,507)
      Class C ...............................................................      (11,562,121)        (7,135,742)
      Class Y ...............................................................       (6,992,826)        (3,838,632)
                                                                                 -------------       ------------
                                                                                   (45,502,482)       (27,604,313)
                                                                                 -------------       ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................      (45,502,482)       (39,111,709)
                                                                                 -------------       ------------
CAPITAL SHARE TRANSACTIONS:
      Class A ...............................................................     (198,410,301)        98,343,517
      Class B ...............................................................      (11,720,592)        (6,712,132)
      Class C ...............................................................      (68,152,170)        26,929,598
      Class Y ...............................................................      (53,091,360)        20,863,082
                                                                                 -------------       ------------
   NET INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ....     (331,374,423)       139,424,065
                                                                                 -------------       ------------
   REDEMPTION FEES ..........................................................           11,432                 --
                                                                                 -------------       ------------
   NET INCREASE/(DECREASE) IN NET ASSETS ....................................     (508,749,776)       164,994,464
NET ASSETS:
   Beginning of period ......................................................      733,650,308        568,655,844
                                                                                 -------------       ------------
   End of period (including undistributed net investment income of
      $5 and $5, respectively) ..............................................    $ 224,900,532       $733,650,308
                                                                                 =============       ============

                See accompanying notes to financial statements.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                         INCOME
                                FROM INVESTMENT OPERATIONS
                         --------------------------------------
                                           Net                                 DISTRIBUTIONS
                                        Realized                 --------------------------------------
              Net Asset      Net           and          Total                    Net
                Value,   Investment    Unrealized       from         Net      Realized
Period Ended  Beginning    Income      Gain (Loss)   Investment  Investment    Gain on        Total
October 31    of Period  (Loss)(a)   on Investments  Operations    Income    Investments  Distributions
------------  ---------  ----------  --------------  ----------  ----------  -----------  -------------
CLASS A
   2008         $13.17     $ 0.02        $(3.64)       $(3.62)         --      $(0.89)       $(0.89)
   2007          12.75       0.09          1.18          1.27      $(0.26)      (0.59)        (0.85)
   2006          11.62       0.23          1.43          1.66       (0.11)      (0.42)        (0.53)
   2005          11.26       0.05          0.70          0.75          --       (0.39)        (0.39)
   2004(g)       11.05      (0.03)         0.24          0.21          --          --            --
   2003(i)        9.70      (0.06)         1.56          1.50          --       (0.15)        (0.15)
CLASS B
   2008         $12.79     $(0.04)       $(3.51)       $(3.55)         --      $(0.89)       $(0.89)
   2007          12.39       0.04          1.14          1.18      $(0.19)      (0.59)        (0.78)
   2006          11.31       0.15          1.39          1.54       (0.04)      (0.42)        (0.46)
   2005          11.03      (0.01)         0.68          0.67          --       (0.39)        (0.39)
   2004(g)       10.87      (0.08)         0.24          0.16          --          --            --
   2003(i)        9.59      (0.11)         1.54          1.43          --       (0.15)        (0.15)
CLASS C
   2008         $12.80     $(0.04)       $(3.52)       $(3.56)         --      $(0.89)       $(0.89)
   2007          12.40       0.03          1.15          1.18      $(0.19)      (0.59)        (0.78)
   2006          11.31       0.15          1.40          1.55       (0.04)      (0.42)        (0.46)
   2005          11.03      (0.01)         0.68          0.67          --       (0.39)        (0.39)
   2004(g)       10.87      (0.08)         0.24          0.16          --          --            --
   2003(i)        9.60      (0.11)         1.53          1.42          --       (0.15)        (0.15)
CLASS Y
   2008         $13.48     $ 0.07        $(3.73)       $(3.66)         --      $(0.95)       $(0.95)
   2007          13.04       0.16          1.20          1.36      $(0.33)      (0.59)        (0.92)
   2006          11.88       0.29          1.45          1.74       (0.16)      (0.42)        (0.58)
   2005          11.45       0.11          0.71          0.82          --       (0.39)        (0.39)
   2004(g)       11.19       0.01          0.25          0.26          --          --            --
   2003(i)        9.77      (0.01)         1.58          1.57          --       (0.15)        (0.15)


                                                           RATIOS TO AVERAGE NET ASSETS/
                                                                 SUPPLEMENTAL DATA
                           Net                          ----------------------------------
                          Asset            Net Assets,     Net
                          Value,             End of     Investment               Portfolio
Period Ended  Redemption  End of   Total     Period       Income     Operating    Turnover
October 31      Fees(a)   Period  Return+  (in 000's)    (Loss)(b)  Expenses(c)     Rate
------------  ----------  ------  -------  -----------  ----------  -----------  ---------
CLASS A
   2008        $0.00(d)   $ 8.66  (29.16)%   $111,249     0.16%     1.86%(e)(f)     130%
   2007         0.00(d)    13.17   10.52      401,709     0.68      1.70            216
   2006         0.00(d)    12.75   14.73      289,464     1.84      1.66            227
   2005         0.00(d)    11.62    6.77      186,769     0.42      1.71            183
   2004(g)      0.00(d)    11.26    1.90      120,465    (0.33)(h)  1.74(h)         138
   2003(i)        --       11.05   15.45       67,912    (0.57)     1.76            233
CLASS B
   2008        $0.00(d)   $ 8.35  (29.53)%   $ 22,641    (0.37)%    2.41%(e)(f)     130%
   2007           --       12.79    9.96       48,688     0.25      2.25            216
   2006         0.00(d)    12.39   14.02       53,665     1.27      2.21            227
   2005         0.00(d)    11.31    6.17       49,896    (0.13)     2.26            183
   2004(g)      0.00(d)    11.03    1.47       45,335    (0.88)(h)  2.29(h)         138
   2003(i)        --       10.87   14.90       35,564    (1.12)     2.31            233
CLASS C
   2008        $0.00(d)   $ 8.35  (29.55)%   $ 62,243    (0.37)%    2.41%(e)(f)     130%
   2007         0.00(d)    12.80    9.96      176,766     0.16      2.25            216
   2006         0.00(d)    12.40   14.11      143,711     1.28      2.21            227
   2005         0.00(d)    11.31    6.17      100,671    (0.13)     2.26            183
   2004(g)      0.00(d)    11.03    1.47       71,454    (0.88)(h)  2.29(h)         138
   2003(i)        --       10.87   14.78       42,882    (1.12)     2.31            233
CLASS Y
   2008        $0.00(d)   $ 8.87  (28.88)%   $ 28,768     0.63%     1.41%(e)(f)     130%
   2007         0.00(d)    13.48   11.01      106,487     1.15      1.25            216
   2006         0.00(d)    13.04   15.23       81,816     2.34      1.21            227
   2005           --       11.88    7.28       37,489     0.87      1.26            183
   2004(g)      0.00(d)    11.45    2.32       12,001     0.12(h)   1.29(h)         138
   2003(i)        --       11.19   16.06        4,885    (0.11)     1.31            233

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) Net investment income (loss) ratios do not include a reduction for fees paid indirectly. Including such reduction for fees paid indirectly, the net investment income (loss) ratios for the fiscal years ended October 31, 2007, 2006, and 2005 would have been 0.72%, 1.87%, and 0.47% (Class A),
     0.29%, 1.30%, and (0.08)% (Class B), 0.20%, 1.31%, and (0.08)% (Class C),
     and 1.19%, 2.38%,and 0.92% (Class Y), respectively. For the fiscal year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the ten months ended October 31, 2004 and the fiscal year ended December 31, 2003 there were no fees paid indirectly.

(c) The operating expenses ratios do not include a reduction of expense for fees paid indirectly. Including such reduction for fees paid indirectly, the expense ratios for the fiscal years ended October 2007, 2006, and 2005 would have been 1.66%, 1.63%, and 1.66% (Class A), 2.21%, 2.18%, and 2.21%
     (Class B and Class C), and 1.21%, 1.18%, and 1.21% (Class Y), respectively. For the fiscal year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the ten months ended October 31, 2004 and the fiscal year ended December 31, 2003 there were no fees paid indirectly.

(d)  Amount represents less than $0.005 per share.

(e) The Fund incurred interest expense during the fiscal year ended October 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.79% (Class A), 2.34% (Class B and Class C), and 1.34% (Class Y), respectively.

(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. For the fiscal year ended October 31, 2008, the effect of the custodian fee credits was minimal.

(g) For the ten months ended October 31, 2004. The Fund's fiscal year end changed from December 31 to October 31, effective October 31, 2004.

(h)  Annualized.

(i)  For the fiscal year ended December 31, 2003.

                See accompanying notes to financial statements.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Enterprise Mergers and Acquisitions Fund (the "Fund"), formerly the AXA Enterprise Mergers and Acquisitions Fund, is a series of The 787 Fund, Inc. (the "Corporation"), which was organized in Maryland on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Its primary objective is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October, 31, 2008, the Fund does not believe the adoption of SFAS 157 will impact the amounts reported in its financial statements.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

SWAP AGREEMENTS. The Fund may enter into swap transactions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize the risk. Depending on the general state of short-term interest rates and the returns of the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized in the financial statements. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation. At October 31, 2008, there were no open swap contracts.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At October 31, 2008, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest not more than 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends that are recorded as soon as the Fund is informed of the dividend.

SECURITIES LENDING. Through March 10, 2008, the Board approved the lending of portfolio securities through its previous custodian bank. During the fiscal year ended October 31, 2008, the Fund did not engage in securities lending.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the net asset value (the "NAV") per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits that are used to offset custodian fees. When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, for custodian balance credits on uninvested cash or for credits earned by the Fund under certain directed brokerage arrangements shown as "fees paid indirectly." The Fund may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Fund. During the fiscal year ended October 31, 2008, expenses of $14,854 were paid indirectly through these arrangements. Subsequent to March 10, 2008, directed brokerage arrangements were discontinued.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the net asset value of the Fund including the Fund's use of the tax accounting practice known as equalization. For the fiscal year ended October 31, 2008, reclassifications were made to decrease accumulated net investment income by $158,420 and to increase accumulated undistributed net realized gain on investments and foreign currency transactions by $712,970 with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

                                                   YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2008   OCTOBER 31, 2007
                                                ----------------   ----------------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) ..      $27,047,196        $31,220,079
Net long-term capital gains .................       18,455,286          7,891,630
                                                   -----------        -----------
Total distributions paid ....................      $45,502,482        $39,111,709
                                                   ===========        ===========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of October 31, 2008, the components of accumulated earning/losses on a tax basis were as follows:

Undistributed ordinary income ...........   $   6,857,722
Undistributed long-term capital gains ...      13,744,714
Net unrealized depreciation .............    (107,400,381)
Other temporary differences .............               5
                                            -------------
Total accumulated earnings ..............   $ (86,797,940)
                                            =============

At October 31, 2008, the difference between book and tax basis unrealized depreciation is primarily due to deferral of losses on wash sales.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at October 31, 2008:

                                    GROSS          GROSS
                                 UNREALIZED      UNREALIZED    NET UNREALIZED
                     COST       APPRECIATION    DEPRECIATION    DEPRECIATION
                 ------------   ------------   -------------   --------------
Investments...   $327,384,550    $7,912,679    $(115,303,782)  $(107,391,103)

The Fund has adopted FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") that provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion..   0.935%
Next $1 Billion...   0.910%
Next $3 Billion...   0.885%
Next $5 Billion...   0.860%
Thereafter........   0.835%

Prior to March 11, 2008, the Fund paid advisory fees to Enterprise Capital Management ("ECM"), the former investment adviser of the Fund, at annual rates as follows:

First $1 Billion..   0.880%
Next $1 Billion...   0.855%
Next $3 Billion...   0.830%
Next $5 Billion...   0.805%
Thereafter........   0.780%

Also prior to March 11, 2008, the Fund paid a separate fee for certain administrative services to an affiliate of ECM at an annual rate of 0.055% of average daily net assets.

Pursuant to a sub-administration arrangement with the Adviser, PNC Global Investment Servicing ("Subadministrator") provides the Fund with certain administrative services, including monitoring of fund compliance and fund accounting services. Prior to August 2, 2008, J.P. Morgan Investors Services Co. was the subadministrator.

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Adviser has agreed to make payments or waive its fees to limit the expenses of the Fund until at least March 10, 2010 ("Expense Limitation Agreement"). The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund's expense ratio and such reimbursements do not exceed the Fund's expense ratio cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments and waivers made, the Fund will be charged such lower expenses. The annualized total operating expenses (exclusive of brokerage commissions, interest, taxes, capitalized expenses, expenses of other investment companies in which the Fund invests, and extraordinary expenses) for the Fund are currently limited to the following based on annual average daily net assets:
Class A Shares 1.90%, Class B Shares 2.45%, Class C Shares 2.45%, and Class Y Shares 1.45%. During the fiscal year ended October 31, 2008, the Adviser did not make payments or waive its fees to limit the expenses of the Fund and did not receive reimbursements from the Fund. At October 31, 2008, the Adviser was not entitled to any recoverable amount from the Fund under the Expense Limitation Agreement.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the chairman of each committee, as well as the Lead Director receives $1,000 per year. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution agreement and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Gabelli and Company, Inc. ("Gabelli & Co."), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.45%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended October 31, 2008, other than short-term securities and U.S. Government obligations, aggregated $531,337,640 and $831,994,752, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the fiscal year ended October 31, 2008, the Fund paid brokerage commissions on security trades of $369,038 to Gabelli & Co. Additionally, Gabelli & Co. informed the Fund that it retained $6,022 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

7. LINE OF CREDIT. As of September 3, 2008, the Fund participates in an unsecured line of credit of up to $75,000,000, and may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the federal funds rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations. At October 31, 2008, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit from September 3, 2008 through October 31, 2008, was $1,776,068 with a weighted average interest rate of 3.27%. The maximum amount borrowed at any time during the period was $10,861,000.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. CAPITAL STOCK. The Fund currently offers four classes of shares - Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Class A Shares are subject to a maximum front-end sales charge of 4.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Effective on or about March 1, 2008, Class B Shares are no longer available for new investments, except through reinvestment of dividends or capital gains. Class Y Shares are offered to qualified investors without a sales charge.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged within one month or less after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the fiscal year ended October 31, 2008 amounted to $11,432. For the fiscal year ended October 31, 2007, the redemption fees of $35,662 were included in capital share transactions.

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

                                                                YEAR ENDED                    YEAR ENDED
                                                             OCTOBER 31, 2008              OCTOBER 31, 2007
                                                       ---------------------------   ---------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                       -----------   -------------   -----------   -------------
                                                                 CLASS A                       CLASS A
                                                       ---------------------------   ---------------------------
Shares sold ........................................     3,698,087   $  42,195,167    19,678,504   $ 250,333,094
Shares issued upon reinvestment of distributions ...     1,673,764      19,265,019     1,301,410      15,864,017
Shares redeemed ....................................   (23,025,670)   (259,870,487)  (13,193,751)   (167,853,594)
                                                       -----------   -------------   -----------   -------------
   Net increase/(decrease) .........................   (17,653,819)  $(198,410,301)    7,786,163   $  98,343,517
                                                       ===========   =============   ===========   =============

                                                                CLASS B                     CLASS B
                                                       -------------------------   -------------------------
Shares sold ........................................      102,067   $  1,212,866      641,958   $  7,982,413
Shares issued upon reinvestment of distributions ...      227,250      2,533,839      221,343      2,634,009
Shares redeemed ....................................   (1,423,417)   (15,467,297)  (1,387,722)   (17,328,554)
                                                       ----------   ------------   ----------   ------------
   Net decrease ....................................   (1,094,100)  $(11,720,592)    (524,421)  $ (6,712,132)
                                                       ==========   ============   ==========   ============

                                                                CLASS C                     CLASS C
                                                       -------------------------   -------------------------
Shares sold ........................................      849,533   $  9,484,794    4,953,916   $ 61,141,307
Shares issued upon reinvestment of distributions ...      612,081      6,824,705      467,185      5,559,498
Shares redeemed ....................................   (7,821,074)   (84,461,669)  (3,200,404)   (39,771,207)
                                                       ----------   ------------   ----------   ------------
   Net increase/(decrease) .........................   (6,359,460)  $(68,152,170)   2,220,697   $ 26,929,598
                                                       ==========   ============   ==========   ============

                                                                CLASS Y                      CLASS Y
                                                       -------------------------    -------------------------
Shares sold ........................................      904,756   $ 10,575,843     4,300,345   $ 55,855,370
Shares issued upon reinvestment of distributions ...      322,365      3,787,784       195,702      2,432,581
Shares redeemed ....................................   (5,884,137)   (67,454,987)   (2,873,240)   (37,424,869)
                                                       ----------   ------------    ----------   ------------
   Net increase/(decrease) .........................   (4,657,016)  $(53,091,360)    1,622,807   $ 20,863,082
                                                       ==========   ============    ==========   ============

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

In a separate matter, in August 2008, the Adviser, while neither admitting nor denying the SEC's findings and allegations, made an offer to the staff of the SEC to settle a previously disclosed matter concerning compliance with Section 19(a) and Rule 19a-1 of the 1940 Act by two closed-end funds managed by the Adviser. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made in the nature of a dividend from a source other than net investment income. While the two funds sent annual statements and provided other materials containing this information, the funds did not send the notices required by Rule 19a-1 to shareholders with each distribution in 2002 and 2003. The Adviser believes that the funds have been in compliance with Rule 19a-1 since that time. The Adviser believes that the settlement would have no effect on the funds or any material adverse effect on the Adviser or its ability to manage the Fund. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents and approval by the SEC.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Gabelli Enterprise Mergers and Acquisitions Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gabelli Enterprise Mergers and Acquisitions Fund (a series of The 787 Fund, Inc. and hereafter referred to as the "Fund"), formerly the AXA Enterprise Mergers and Acquisitions Fund, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
December 24, 2008

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

                                              NUMBER OF
                               TERM OF        FUNDS IN
NAME, POSITION(S)            OFFICE AND     FUND COMPLEX
ADDRESS(1)                    LENGTH OF       OVERSEEN              PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
AND AGE                    TIME SERVED(2)    BY DIRECTOR            DURING PAST FIVE YEARS                  HELD BY DIRECTOR(4)
------------------------   --------------   ------------   ----------------------------------------   ------------------------------
INTERESTED DIRECTORS(3):
-----------------------
REGINA M. PITARO           Since 2008             1        Managing Director and Director of GAMCO                  --
Director                                                   Asset Management, Inc.
Age: 53

INDEPENDENT DIRECTORS(5):
------------------------
ANTHONY J. COLAVITA        Since 2008            37        Partner in the law firm of                               --
Director                                                   Anthony J. Colavita, P.C.
Age: 72

JAMES P. CONN              Since 2008            18        Former Managing Director and Chief                       --
Director                                                   Investment Officer of Financial Security
Age: 70                                                    Assurance Holdings Ltd. (1992-1998)

VINCENT D. ENRIGHT         Since 2008            17        Former Senior Vice President and Chief     Director of Echo Therapeutics,
Director                                                   Financial Officer of KeySpan               Inc. (therapeutics and
Age: 64                                                    Corporation (public utility)               diagnostics)

ARTHUR V. FERRARA          Since 2008             8        Former Chairman of the Board and Chief                   --
Director                                                   Executive Officer of The Guardian Life
Age: 78                                                    Insurance Company of America (1993-1995)

KUNI NAKAMURA              Since 2008             1        President of Advanced Polymer, Inc.                      --
Director
Age: 40

SALVATORE J. ZIZZA         Since 2008            28        Chairman of Zizza & Company, Ltd.          Director of Hollis-Eden
Director                                                   (consulting)                               Pharmaceuticals
Age: 62                                                                                               (biotechnology); Director of
                                                                                                      Earl Scheib, Inc. (automotive
                                                                                                      services)

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                               TERM OF
NAME, POSITION(S)            OFFICE AND
ADDRESS(1)                    LENGTH OF                      PRINCIPAL OCCUPATION(S)
AND AGE                    TIME SERVED(2)                    DURING PAST FIVE YEARS
------------------------   --------------   --------------------------------------------------------
OFFICERS:
--------
BRUCE N. ALPERT            Since 2008       Executive Vice President and Chief Operating Officer of
President                                   Gabelli Funds, LLC since 1988 and an officer of all of
Age: 56                                     the registered investment companies in the Gabelli/GAMCO
                                            Funds complex. Director and President of Teton Advisors,
                                            Inc., (formerly known as Gabelli Advisers, Inc.), since
                                            1998

AGNES MULLADY              Since 2008       Vice President of Gabelli Funds, LLC since 2007; Officer
Treasurer                                   of all of the registered investment companies in the
Age: 50                                     Gabelli/GAMCO Funds complex; Senior Vice President of
                                            U.S. Trust Company, N.A. and Treasurer and Chief
                                            Financial Officer of Excelsior Funds from 2004 through
                                            2005; Chief Financial Officer of AMIC Distribution
                                            Partners from 2002 through 2004

PETER D. GOLDSTEIN         Since 2008       Director of Regulatory Affairs at GAMCO Investors, Inc.
Chief Compliance Officer                    since 2004; Chief Compliance Officer of all of the
Age: 55                                     registered investment companies in the Gabelli/GAMCO
                                            Funds complex; Vice President of Goldman Sachs Asset
                                            Management from 2000 through 2004

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5) Directors who are not interested persons are considered "Independent" Directors.

                   2008 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended October 31, 2008, the Fund paid to shareholders ordinary income dividends (comprised of short-term capital gains) totaling $0.365 per share for Class A, Class B, Class C, and Class Y, respectively, and long-term capital gains totaling $18,455,287. The distributions of long-term capital gains have been designated as Capital Gain Dividends by the Fund's Board of Directors. For the fiscal year ended October 31, 2008, 19.06% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 0.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income, and 100.00% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 2008, which was derived from U.S.Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Enterprise Mergers and Acquisitions Fund did not meet this strict requirement in 2008. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

                         GABELLI ENTERPRISE MERGERS AND
                                ACQUISITIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
              Net Asset Value per share available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

James P. Conn
FORMER CHIEF INVESTMENT OFFICER
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Vincent D. Enright
FORMER SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
KEYSPAN CORP.

Arthur V. Ferrara
FORMER CHAIRMAN AND
CHIEF EXECUTIVE OFFICER
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

Kuni Nakamura
PRESIDENT OF
ADVANCED POLYMER, INC.

Regina Pitaro
MANAGING DIRECTOR AND
DIRECTOR OF GAMCO ASSET
MANAGEMENT INC.

Salvatore J. Zizza
CHAIRMAN
ZIZZA & CO., LTD.

                                    OFFICERS

Bruce N. Alpert
PRESIDENT AND SECRETARY

Agnes Mullady
TREASURER

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER

                                   DISTRIBUTOR
                            Gabelli and Company, Inc.

                  CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP

This report is submitted for the general information of the shareholders of Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q408AR

(GRAPHIC)

GABELLI
ENTERPRISE
MERGERS AND
ACQUISITIONS
FUND

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2008

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,696 in 2007 and $39,000 in 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2007 and $0 in 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,390 in 2007 and $4,200 in 2008.

         Tax fees include amounts related to tax compliance, tax reporting and tax planning.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2007 and $0 in 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0% percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $13,600,000 in 2007 and $0 in 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.


     (b) The registrant's certifying officers are not aware of any changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The 787 Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date                       1-7-09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date                       1-7-09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer

Date                       1-7-09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.